===============================================================================

                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X]  Preliminary Proxy Statement          [_]  CONFIDENTIAL, FOR USE OF THE
                                               COMMISSION ONLY (AS PERMITTED BY
                                               RULE 14A-6(E)(2))

[_]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                         DESIGN AUTOMATION SYSTEMS, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

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Notes:

                               February 28, 2000


Dear Stockholder:

     You are cordially invited to attend a Special Meeting of Stockholders of DESIGN AUTOMATION SYSTEMS, INC. to be held on Wednesday, March 15, 2000 at 3200 Wilcrest, Suite 370, Houston, Texas 77042.

     We hope you will attend the meeting in person. Whether you expect to be present and regardless of the number of shares you own, please mark, sign and mail the enclosed proxy in the envelope provided or vote telephonically, or by the Internet using the instructions on your proxy card. Matters on which action will be taken at the meeting are explained in detail in the notice and proxy statement following this letter.

                                    Sincerely,


                                    /s/ CARL R. ROSE
                                    Carl R. Rose
                                    Chairman

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

                         TO BE HELD ON MARCH 15, 2000

     Notice is hereby given that a Special Meeting of Stockholders of DESIGN AUTOMATION SYSTEMS, INC. ("Company") will be held at the Company's executive offices located at 3200 Wilcrest, Suite 370, Houston, Texas 77042, at 9:00 a.m. on Wednesday, March 15, 2000 for the following purposes:

     1. To amend the Company's Articles of Incorporation to change its name from Design Automation Systems, Inc. to EpicEdge, Inc.

     2. To transact such other business as may properly come before the meeting or any adjournment thereof.

     Common stockholders of record at the close of business on February 7, 2000 will be entitled to notice of and to vote at the meeting.

     Stockholders unable to attend the Special Meeting in person are requested to read the enclosed Proxy Statement and then complete and deposit the Proxy together with the power of attorney or other authority, if any, under which it was signed, or a notarized certified copy thereof, with the Company's transfer agent, American Stock Transfer & Trust Company, 40 Wall Street, New York, New York 10005, at least 48 hours (excluding Saturdays, Sundays and statutory holidays) before the time of the Special Meeting or adjournment thereof or with the chairman of the Special Meeting prior to the commencement thereof. Unregistered stockholders who received the Proxy through an intermediary must deliver the Proxy in accordance with the instructions given by such intermediary.

                              By Order of the Board of Directors


                              /s/ CARL R. ROSE
                              Carl R. Rose, Chairman

February 28, 2000



THE PROXY STATEMENT WHICH ACCOMPANIES THIS NOTICE OF SPECIAL MEETING OF STOCKHOLDERS CONTAINS MATERIAL INFORMATION CONCERNING THE MATTERS TO BE CONSIDERED AT THE MEETING, AND SHOULD BE READ IN CONJUNCTION WITH THIS NOTICE.

                        DESIGN AUTOMATION SYSTEMS, INC.
                           3200 WILCREST, SUITE 370
                           HOUSTON, TEXAS 77042-3366

                         (PRINCIPAL EXECUTIVE OFFICE)
                                  ___________


                                PROXY STATEMENT
                        SPECIAL MEETING OF STOCKHOLDERS

                                  ___________


                                 INTRODUCTION

     This Proxy Statement is being furnished to stockholders in connection with the solicitation of proxies by the Board of Directors of DESIGN AUTOMATION SYSTEMS, ("Company") for use at a Special Meeting of Stockholders of the Company ("Meeting") to be held at the executive offices of the Company located at 3200 Wilcrest, Suite 370, Houston, Texas 77042, at 9:00 a.m. on Wednesday, March 15, 2000, and at any adjournments thereof, for the purpose of considering and voting upon the matters set forth in the accompanying Notice of Special Meeting of Stockholders. This Proxy Statement and the accompanying form of proxy are first being mailed to stockholders on or about February 28, 2000.

     The close of business on February 7, 2000, has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting and any adjournment thereof. As of the record date, there were 23,081,486 shares of the Company's common stock, par value $.01 per share ("Common Stock"), issued and outstanding.

     The presence, in person or by proxy, of a majority of the outstanding shares of Common Stock entitled to vote on the record date is necessary to constitute a quorum at the Meeting. Abstentions and broker non-votes will be counted towards a quorum. If a quorum is not present or represented at the Meeting, the shareholders present at the Meeting or represented by proxy, have the power to adjourn the Meeting from time to time, without notice other than an announcement at the Meeting, until a quorum is present or represented. At any such adjourned Meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the original Meeting.

     The affirmative vote of two-thirds of the shares of Common Stock present in person or by proxy at the Meeting is required for approval of Item 1. Abstentions will have the same effect as a vote against a proposal and broker non-votes will be disregarded.

     All shares represented by properly executed proxies, unless such proxies previously have been revoked, will be voted at the Meeting in accordance with the directions on the proxies. IF NO DIRECTION IS INDICATED, THE SHARES WILL BE VOTED TO APPROVE (i) THE AMENDMENT TO THE ARTICLES OF INCORPORATION AND (ii) SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. The enclosed proxy, even though executed and returned, may be revoked at any time prior to the voting of the proxy by one of the following methods: (a) execution and submission of a revised proxy, (b) written notice to the Secretary of the Company, or (c) voting in person at the Meeting.

                                    ITEM 1
                          TO APPROVE THE NAME CHANGE

     The board of directors of the company adopted a resolution setting forth an amendment to Article I of the company's Articles of Incorporation, a copy of the Amendment is attached hereto as Exhibit "A." Upon approval of the amendment by the shareholders the company will file the Amendment with the Secretary of State of Texas which will amend Article I of the company's Articles of Incorporation to read as follows:

     "The name of the corporation shall be EpicEdge, Inc."

Stock certificates representing the company's common stock issued prior to the effective date of the change in the corporate name to "EpicEdge, Inc." will continue to represent the same number of shares, remain authentic, and will not be required to be returned to the company or its transfer agent for reissuance. New stock certificates issued upon transfer of shares of common stock after the name change will bear the name "EpicEdge, Inc." Delivery of existing stock certificates will continue to be accepted in a sale transaction made by a shareholder after the corporate name is changed.

THE BOARD OF DIRECTORS HAS APPROVED THE AMENDMENT TO THE ARTICLES OF INCORPORATION AND RECOMMENDS A VOTE FOR THE APPROVAL OF THE AMENDMENT. SUCH APPROVAL REQUIRES THE AFFIRMATIVE VOTE OF THE HOLDERS OF TWO-THIRDS OF THE SHARES OF COMMON STOCK REPRESENTED IN PERSON OR BY PROXY AT THE MEETING.



     SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table and notes thereto set forth certain information regarding beneficial ownership of the Company's Common Stock as of February 14, 2000 for: (i) each person known by the Company to beneficially own more than five percent of the Company's Common Stock; (ii) each of the Company's directors; (iii) each named executive officer; and (iv) all directors and officers of the Company as a group.

================================================================================
                                                        SHARES OF    PERCENT OF
NAME AND ADDRESS                                          COMMON       VOTING
                                                          STOCK        POWER
--------------------------------------------------------------------------------
Carl R. Rose
3200 Wilcrest, Suite 370                                14,389,650       62.3%
Houston, Texas 77042
-------------------------------------------------------------------------------
Charles H. Leaver, Jr.
3200 Wilcrest, Suite 370                                 1,440,000        6.2%
Houston, Texas 77042
--------------------------------------------------------------------------------
Jeffrey S. Sexton
1150 Lakeway Dr., Suite 218                                300,000        1.2%
Austin, Texas 78734
--------------------------------------------------------------------------------
Robert E. Nelson
3200 Wilcrest, Suite 370                                         -          -
Houston, Texas 77042
--------------------------------------------------------------------------------
Bahram Nour-Omid
4640 Admiralty Way                                          28,750   less than
Suite 423                                                               1%
Marina Del Ray, Calif.  90292
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
John P. Streeten
9483 Shouse Drive                                           18,750   less than
Vienna, Virginia 22182                                                  1%
--------------------------------------------------------------------------------
Gary Young
1150 Lakeway Dr., Suite 218                                      -            -
Austin, Texas 78734
--------------------------------------------------------------------------------
Richard Fisher
3200 Wilcrest, Suite 370                                         -            -
Houston, Texas 77042
--------------------------------------------------------------------------------
ALL OFFICERS AND DIRECTORS AS A GROUP (8  PERSONS)      16,177,150           70%
===============================================================================

Of the shares of common stock held by Mr. Rose, 5,000,000 shares are held in a trust for which he is trustee and maintains voting control.

                                 OTHER MATTERS

     Management is not aware of any other matters to be presented for action at the Meeting. However, if any other matter is properly presented, it is the intention of the persons named in the enclosed form of proxy to vote in accordance with their best judgment on such matter.

                 STOCKHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

     Rule 14a-8 under the Exchange Act addresses when a company must include a stockholder's proposal in its proxy statement and identify the proposal in its form of proxy when the company holds an annual or special meeting of stockholders. Under Rule 14a-8, proposals that stockholders intend to have included in the Company's proxy statement and form of proxy for the 2001 Annual Meeting of Stockholders must be received by the Company no later than December 1, 2000. However, if the date of the 2001 Annual Meeting of Stockholders changes by more than 30 days from the date of the 2000 Annual Meeting of Stockholders, the deadline is a reasonable time before the Company begins to print and mail its proxy materials, which deadline will be set forth in a Quarterly Report on Form 10-QSB or will otherwise be communicated to shareholders. Stockholder proposals must also be otherwise eligible for inclusion.

                             COST OF SOLICITATION

     The Company will bear the costs of the solicitation of proxies from its stockholders. In addition to the use of mail, proxies may be solicited by directors, officers and regular employees of the Company in person or by telephone or other means of communication. The directors, officers and employees of the Company will not be compensated additionally for the solicitation but may be reimbursed for out-of-pocket expenses in connection with the solicitation. Arrangements are also being made with brokerage houses and any other custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of the Company, and the Company will reimburse the brokers, custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses.


                            BY ORDER OF THE BOARD OF DIRECTORS

                            /s/ CARL R. ROSE
                            Carl R. Rose, Chairman

February 28, 2000

                                                                       EXHIBIT A

                             ARTICLES OF AMENDMENT

                                    TO THE

                           ARTICLES OF INCORPORATION

                                      OF

                        DESIGN AUTOMATION SYSTEMS, INC.

     Pursuant to the provisions of Article 4.04 of the Texas Business Corporations Act, the undersigned corporation adopts the following Articles of Amendment to its Articles of Incorporation:

                                  ARTICLE ONE

     The name of the corporation is Design Automation Systems, Inc.

                                  ARTICLE TWO

     The following amendments and additions were adopted by the shareholders of the corporation on March 15, 2000.

     The amendment alters in full Article I of the original Articles of Incorporation to read as follows:

                                  ARTICLE I.

     The name of the corporation is EpicEdge, Inc.

                                 ARTICLE THREE

     Each statement made by these Amended Articles of Incorporation has been effected in conformity with the provisions of the Texas Business Corporations Act. These Articles of Amendment to the Articles of Incorporation were adopted by the Shareholders of the corporation on March 15, 2000.

                                 ARTICLE FOUR

     The number of shares of the Company outstanding at the time of the adoption was 23,081,486 and the number of shares entitled to vote on the amendment was 23,081,486.

                                 ARTICLE FIVE

     The holders of __________ shares outstanding entitled to vote on the amendment voted for its approval.


                              DESIGN AUTOMATION SYSTEMS, INC.


                              By:   _____________________________
                              Name:   Charles H. Leaver, Jr.
                              Title:  Chief Executive Officer

STATE OF TEXAS      (S)

COUNTY OF HARRIS    (S)

     Before me, a notary public, on this day personally appeared, Carl R. Rose, known to me to be the person whose name is subscribed to the foregoing document and, being by me first duly sworn, declared that the statements therein contained are true and correct.

     Given under my hand and seal this __________ day of __________, 2000.

                              _______________________________
                              Notary Public, State of Texas
                              My commission expires:
                              ______________________, 2000

                      SPECIAL MEETING OF STOCKHOLDERS OF

                        DESIGN AUTOMATION SYSTEMS, INC.

                           WEDNESDAY, MARCH 15, 2000

                          ___________________________
                          |PROXY VOTING INSTRUCTIONS|
                          ___________________________

TO VOTE BY MAIL
---------------

Please date, sign and mail your proxy card in the envelope provided as soon as possible.


TO VOTE BY TELEPHONE (TOUCH-TONE PHONE ONLY)
--------------------------------------------

Please call toll free 1-800-PROXIES and follow the instructions. Have your control number and the proxy card available when you call.

TO VOTE BY INTERNET
-------------------

Please access the web page at www.voteproxy.com and follow the on-screen instructions. Have your control number available when you access the web page.

                                              ---------------
YOUR CONTROL NUMBER IS                        |             |
                                              ---------------


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF DESIGN AUTOMATION SYSTEMS, INC. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE CHOICES SPECIFIED BELOW.

The undersigned stockholder of DESIGN AUTOMATION SYSTEMS, INC. (the "Company") hereby appoints Charles H. Leaver, Jr. and Jeffrey S. Sexton, the true and lawful attorneys, agents and proxies of the undersigned with full power of substitution for and in the name of the undersigned, to vote all the shares of Common Stock of the Company which the undersigned may be entitled to vote at the Special Meeting of Stockholders of the Company to be held at 3200 Wilcrest, Suite 370, Houston, Texas 77042 and any and all adjournments thereof, with all of the powers which the undersigned would possess if personally present, for the following purposes:

1. To approve the Amendment to the  Articles of Incorporation       FOR   AGAINST   ABSTAIN
   changing the name of the Company from Design
   Automation Systems, Inc. to EpicEdge, Inc.                       [_]     [_]       [_]


2. The proxies are authorized to vote as they determine in their discretion upon such other matters as may properly come before the meeting.


THIS PROXY WILL BE VOTED FOR THE CHOICE SPECIFIED. IF NO CHOICE IS SPECIFIED FOR ITEM 1, THIS PROXY WILL BE VOTED FOR THAT ITEM.

The undersigned hereby acknowledges receipt of the Notice of Special Meeting and Proxy Statement dated February 28, 2000.

PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE.



                                     DATED:_______________________________

                                     _____________________________________
                                     [Signature]


                                     _____________________________________
                                     [Signature if jointly held]


                                     _____________________________________
                                     [Printed Name]

                                     Please sign exactly as name appears on
                                     stock certificate(s). Joint owners should each sign. Trustees and others acting in a representative capacity should indicate the capacity in which they sign.